Marchex Summary Exhibit 99.3 November 2012

www.marchex.com

SAFE HARBOR STATEMENT
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. In addition, there are certain risks and uncertainties relating to our announced spin-off transaction which contemplates a separation of our mobile and call advertising business and our domain and advertising marketplace business, including, but not limited to, the impact and possible disruption to our operations, the timing and certainty of completing the transaction, the high costs in connection with the spin-off which we would not be able to recoup if the spin-off is not consummated, the expectation that the spin-
off will be tax-free, revenue and growth expectations for the two independent companies following the spin-off, unanticipated developments that may delay or negatively impact the spin-off, and the ability of each business to operate as an independent entity upon completion of the spin-off. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements which are described in the "Risk
Factors" section of our most recent periodic report and registration statement filed with the Securities and Exchange Commission. All of the information provided in this presentation is as of today’s date and we undertake no duty to update the information provided herein.

www.marchex.com

Marchex – The Biggest Mobile Advertising
Company Most People Don’t Know
Businesses spend billions to generate phone calls –
more dollars are shifting to mobile
National and local advertisers across rich
vertical categories
Advertiser
Diversity
Proprietary Call Analytics and advertising platform
drive insights and performance
Proprietary
Technology
Large Market
Opportunity
Significant
Mobile
Reach
Mobile drives our growth and opportunity
Performance-based advertising model in mobile, Pay For Call, with a run-rate approaching $120MM on an annualized basis*
Business
Scale
*Calculated based on Marchex call-driven revenue for the quarter ended September 30, 2012.

www.marchex.com 4 Marchex is a Mobile Advertising Company Focused on Calls = Marchex makes the phone ring

www.marchex.com

Businesses Need Calls and Spend Billions to
Get Them
Source:
National and local businesses
are spending $68 Billion
annually on Calls  from potential
customers – from online and
offline channels
65%
Higher conversion rates - up to 10x greater
than clicks
More valuable customers - people often
want to talk to someone before they buy
high-value or complex products
Human connection - 77% of consumers
who abandoned an online purchase did so
because of the inability to speak with
someone 4
of businesses value calls
most over other advertising
outcomes. Why?
1 BIA/Kelsey, June 2012.
2 Google Mobile Data.
3 Over half of this is currently in offline spend, such as Yellow Pages and print.
4 Forrester Research, 2011.
$43.6
$24.7
$0
$30
$45
$60
$75
National Spend Local Spend
$15
2
1

% of Total Media Consumption Time or Advertising Spending

www.marchex.com

Mobile Ad Spend is Expected to Grow +300% to
$11 Billion in 2016 from 2012 as Advertiser Spend
Follows Consumer Media Time
% of Time Spent in Media vs. % of Advertising Spending, USA 2011
Note: *Internet (excl. mobile) advertising reached $30B in USA in 2011 per IAB.
Mobile advertising reached $1.6B per IAB in 2011. Print includes newspaper and magazine.
Source: Time spent and ad spend share data eMarketer.
Mobile Forecast: eMarketer. US Mobile Ad Spending Soars Past Expectations.
2012 mobile ad spend forecast is $2.6B per eMarketer.
7%
25%
15%
11%
43%
42%
26%
22%
10%
1%
Offline dollars spent on
calls will shift to where
consumers are spending
their time – mobile
devices
0
5
10
15
20
25
30
35
40
45
50
Print Radio TV Internet Mobile
Time Spent Ad Spend

www.marchex.com

Consumers Call Businesses from Mobile Searches
More than Desktop and that Number is Growing
Source: BIA/Kelsey, June 2012.
* Data from 2011 advertisers. Calls from Desktop search were measured with call tracking numbers.
Calls from Mobile Searches Growing
256% from 2012 to 2016
Average Call Mix to U.S. Businesses
(# per location per month)*
76%
(35 Calls)
24%
(11 calls)
0
10,000
30,000
40,000
50,000
60,000
70,000
2010 2011 2012 2013 2014 2015 2016
Calls from mobile search
Calls from desktop search
Calls from mobile search
20,000

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And Calls are the Highest Converting Advertising
Outcome for Many Businesses
Print, Radio, TV
Sub. or
Cost per Thousand
Views (CPM)
< 1%
Business
Model
Estimated
Conversion*
Browse
Transact
Advertising Medium
Funnel
CPM
< 1%
Cost-per-Click (CPC)
<5%
Marchex Pay For Call
(PFC)
20%+
Display
Search
Call
Source: Marchex Internal Data.

www.marchex.com

Marchex Solves Three Big Mobile Advertiser
Challenges
Volume
Mobile is fragmented –
advertisers need many
publishers to drive
scale
Quality
Many clicks or calls on
a mobile device are
accidental or spam
Performance
Understanding and
measuring results from
calls is critical to driving
high return on
investment

Search
Current Location
Insurance
Seattle Dental Insurance
Cancel
Call

4,145
337
128

MARCHEX

www.marchex.com

Marchex Addresses Mobile Advertising with Two
Products that Drive and Measure Sales through
Phone Calls
Marchex Call Analytics (MCA)
Digital Call Marketplace (DCM)
Mobile ad network that
delivers phone calls to
businesses on a Pay For
Call basis. MCA provides
analysis of the results.
Technology platform that
measures and analyzes
phone calls.
2 3 1

Mobile Search
Voice Search
Mobile Apps
Mobile &
Online Directories
Mobile Display
Emerging
Business
Listing

MARCHEX

www.marchex.com

+100 sources in the
Marchex Digital Call
Marketplace, so
advertisers can reach
mobile consumers
everywhere they search.
Marchex has Significant Mobile Reach Generated
Through a Broad Range of Mobile Publisher
Sources

www.marchex.com

Chart below represents a breakdown of call types from a sample set of mobile search advertising driven phone calls*.
22%
Potential new
customer
53%
Existing
customers
25%
Spam &
misdials
Blocked by Marchex
Call Technology
before the advertiser
receives it
Shift ad spend to
sources that drive
more new customers
Identified through
Marchex Call
Analytics and carefully
routed to advertisers
Quality Calls
Distribution of call types varies across Marchex mobile distribution channels.
*Sample includes hundreds of thousands of calls.
Cost Effective Customer Acquisition in Mobile
Advertising Requires Measurement and
Intelligence

Hang-Up
QUALITY
Spam
Hang-Up
Misdials
QUALITY
QUALITY
QUALITY
QUALITY
QUALITY
QUALITY
TIMEFRAME
APPOINTMENT
LOCATION
RESERVATION
SCHEDULE
DRIP
NUMBER
AVAILABLE
MEETING
PLAN
CONFIRMED
TIME
PLAN

MARCHEX

www.marchex.com

3. Call Intelligence
2. Connecting and Filtering Calls 1. Before The Call
Call Filtering for Quality Calls Reporting & Insights
Ad Serving &
Targeting
Call Routing
4. Advertising Optimization
Marchex’s Technology Targets In-Market Consumers,
Filters Callers for Quality, Measures and Analyzes
Outcomes, and Leverages Insights to Improve
Performance

COST
GENERATE
INSPECTION
TIMEFRAME
APPOINTMENT
OVER
LOCATION
RESERVATION
SCHEDULE
CHANGE
DRIP
NUMBER
AVAILABLE
MEETING
PLAN
FIX
CONFIRMED
CANCEL
OILY
TIME
EXPIRATION DATE
DASHBOARDS
PLAN
VISIT

MARCHEX

www.marchex.com

Investment in Call Analytics Provides Actionable
Insights to Drive Performance
We leverage our proprietary Call Analytics to
measure and analyze all actions on the call
Automatically recognize key phrases in conversations
Dynamically improve business and operational
performance based on this data
–
Top competitors mentioned
–
Top features mentioned
–
Top objections
Optimize advertising campaigns in real time
–
Demographics
–
Keywords
–
Hours of operation

www.marchex.com

Return On Ad
Spend (ROAS)
Reduction in
Cost Per
Acquisition over
6-months
A Prominent
Insurance Provider
A Leading International
Hotel Chain
The Result is Increased Call Volume from Mobile
Consumers and a Higher Return on Investment

www.marchex.com

Our Products Provide Mobile Advertising Solutions
for National & Local Businesses in Dozens of
Categories
Auto Cable & Satellite Education Health
Home Services
Insurance
Local (SMB)
Real Estate
Travel